© PROCEPT BioRobotics Corporation. All Rights Reserved. Investor Event 2025 American Urological Association Annual Meeting April 25, 2025

2 Safe Harbor Statement © PROCEPT BioRobotics Corporation. All Rights Reserved. This presentation and accompanying oral presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial results of PROCEPT BioRobotics Corporation (the “Company”). Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management’s current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the rate and degree of market acceptance of the AQUABEAM and HYDROS Robotic Systems and Aquablation therapy and descriptions of the Company’s revenues, gross margin, profitability, operating expenses, or installed base growth, (ii) the establishment and maintenance of consistent and favorable payment policies for Aquablation therapy, (iii) the rate of growth of the commercial sales and marketing organization and the ability to manage this anticipated growth, (iv) the impact on volumes of elective procedures performed by health care providers and hospital medical device budgets, (v) the effects of increased competition as well as innovations by new and existing competitors in the market for competitive treatments, (vi) the ability to obtain the required regulatory approvals and clearances to market and sell the AQUABEAM and HYDROS Robotic Systems in certain other countries, (vii) the development and protection of future innovation, (viii) dependence on a limited number of third-party suppliers for components of the AQUABEAM and HYDROS Robotic Systems, (ix) the maintenance of intellectual property rights and the ability to operate the business without infringing the intellectual property rights and proprietary technology of third parties, (x) the successful completion of clinical trials and (xi) the adoption of our technology for additional indications. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on February 27, 2025 and amended on April 11,2025 and subsequent quarterly reports on Form 10-Q, available at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell PROCEPT BioRobotics securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements.

AGENDA

1. **Introduction**
   Reza Zadno, CEO
2. **Hydros & Commercial Update**
   Sham Shiblaq, Chief Commercial Officer
3. **Growing My BPH Practice with Aquablation Therapy**
   Dr. Gerald Park
4. **Prostate Cancer Introduction**
   Sham Shiblaq, Chief Commercial Officer
5. **Prostate Cancer Landscape**
   Dr. Inderbir Gill
6. **PRCT001 + PRCT002 6-month Data**
   Barry Templin, Chief Technology Officer
7. **Prostate Cancer Clinical Update**
   Dr. Brian Helfand

PROCEPT BioRobotics®

3
© PROCEPT BioRobotics Corporation. All Rights Reserved

4 Key Milestones: A Look Back 2021 2022 2023 2024 2025

5 Key Milestones: A Look Back Medicare reimbursement (APC Level 6) IPO at $1.2B market capitalization 2021 2022 2023 2024 2025

6 Key Milestones: A Look Back Medicare reimbursement (APC Level 6) IPO at $1.2B market capitalization 2021 Published 5-Year WATER Durability Data1 Expanded Commercial Payor Coverage 2022 1. Canadian Journal of Urology 2023 2024 2025

7 Key Milestones: A Look Back Medicare reimbursement (APC Level 6) IPO at $1.2B market capitalization 2021 Published 5-Year WATER Durability Data1 Expanded Commercial Payor Coverage 2022 1. Canadian Journal of Urology Published 5-Year WATER II Durability Data1 NICE issued Standard Arrangement in UK Completed $150M equity follow- on Announced Prostate Cancer Initiative Received IDE-FDA Approval to enroll PRCT002 2023 1. Journal of Urology 2024 2025

8 Key Milestones: A Look Back Medicare reimbursement (APC Level 6) IPO at $1.2B market capitalization 2021 Published 5-Year WATER Durability Data1 Expanded Commercial Payor Coverage 2022 1. Canadian Journal of Urology Published 5-Year WATER II Durability Data1 NICE issued Standard Arrangement in UK Completed $150M equity follow- on Announced Prostate Cancer Initiative Received IDE-FDA Approval to enroll PRCT002 2023 1. Journal of Urology IDE-FDA approval to enroll WATER IV FDA Clear nce of HYDROS System $175 million equity follow-on Global revenue of $224.5M 2024 2025

9 Key Milestones: A Look Back Medicare reimbursement (APC Level 6) IPO at $1.2B market capitalization 2021 Published 5-Year WATER Durability Data1 Expanded Commercial Payor Coverage 2022 1. Canadian Journal of Urology Published 5-Year WATER II Durability Data1 NICE issued Standard Arrangement in UK Completed $150M equity follow- on Announced Prostate Cancer Initiative Received IDE-FDA Approval to enroll PRCT002 2023 1. Journal of Urology IDE-FDA approval to enroll WATER IV FDA Clear nce of HYDROS System $175 million equity follow-on Global revenue of $224.5M 2024 2025 Revenue Guidance of $323M On pace to become #2 hospital based res ctive BPH pr cedure in U.S.1 WATER III showed similar efficacy & superior safety to Enucleation2 Expect to enroll majority of WATER IV patients 1. Estimates based off combination of Internal Data, Definitive, Carevoyance 2. EAU 2025

© PROCEPT BioRobotics Corporation. All Rights Reserved. HYDROS System & Commercial Update SHAM SHIBLAQ Chief Commercial Officer

11 HYDROS Robotic System Next-Generation System for Aquablation Therapy AI-Powered Treatment Planning Advanced Image Guidance Robotic Resection Streamlined Workflow © PROCEPT BioRobotics Corporation. All Rights Reserved.

Early Learnings from Hydros Launch


HYDROS
ROBOTIC SYSTEM

Surgeon
- Adoption of FirstAssist AI™
- Training more surgeons per launch

Hospital
- Lowers cost by eliminating scope sterilization
- Increased interest from strategic IDNs to standardize across hospitals
- More adoption by low & medium volume hospitals

Nursing Staff
- Simpler & quicker set-up
- Single tower consolidated equipment

12
© PROCEPT BioRobotics Corporation. All Rights Reserved.
PROCEPT BioRobotics®

13 Significant Opportunity to Penetrate U.S. BPH Market with HYDROS 1Q23 vs 1Q25 U.S. Install Base (volume segmentation) 12 4239 172141 333 1Q23 1Q25 547 192 6% 20% 73% 1Q23 8% 31% 61% 1Q25 Low Medium High HYDROS resonates with all BPH hospitals1 Capital sales pipeline represents total BPH hospital opportunity 2 Majority of legacy low/medium volume hospitals have grown into high volume hospitals1 3 20% BPH Hospital Penetration Rate (1) Carevoyance, Definitive Healthcare, AcuityMD © PROCEPT BioRobotics Corporation. All Rights Reserved. BPH Volume

14 HYDROS is Resonating with All BPH Hospital Segments HYDROS Launch Driving Market Awareness1 Replacement Cycle Tailwind Starting in 20262 Significant Momentum with Large Strategic IDN Partners 3 Legacy Low/Medium Volume BPH Hospitals are Growing into High Volume BPH Hospitals 4

© PROCEPT BioRobotics Corporation. All Rights Reserved. Growing My BPH Practice with Aquablation Therapy Dr. Gerald Park Partner, Kansas City Urology

16 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation Consulting disclosures: PROCEPT BioRobotics, Teleflex Dr. Gerald Park Partner Kansas City Urology © PROCEPT BioRobotics Corporation. All Rights Reserved

17 Kansas City Urology & Oncology1 © PROCEPT BioRobotics Corporation. All Rights Reserved 22,300 Annual BPH Patients 1,642 Annual BPH Procedures 8,900 Annual PCa Patients 31 Urologist at Practice 1,051 Annual PCa Procedures (1) Data provided by KCUC

History of BPH Treatment

1926 to 1970s

- Invention of TURP in 1926
- TURP is BPH *Gold Standard* for 50yrs
- High morbidity rates

1970s to 2020

- BPH medicines introduced in 1970s – became first line therapy
- Medicines expand BPH market
- TURP remains surgical *Gold Standard*

2020+

- Automation of Aquablation therapy **makes average surgeons GREAT**
- Patients no longer sacrifice safety for efficacy
- *"I believe Aquablation therapy is only surgical option that will expand the market"*

18
© PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BIOROBOTICS®

BPH is Anatomical Disease, Best Treated Surgically

TURP	Historical gold standard	Unpleasant for patient Unpleasant for surgeon
Medication	Long-term side effects emerging	Poor efficacy (bladder health) Unsafe (polypharmacy side effects)
Aquablation™	NEW gold standard	Improved Safety + Efficacy Standardized for size & shape

19

© PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

20 Growing Practice with Aquablation Therapy1 KCUC Annual BPH Procedures Looking to the Future, I believe • Increased annual volumes by 42% since 2021 • Aquablation will continue to expand surgical market by pulling men off drugs • Automation & Robotics are future of medicine • Aquablation allows surgeons to perform at higher level with more precision vs. legacy procedures • TURP, Greenlight, and Enuc. likely to go away 105 57 251 407 95 47149 94 556 460 577 2021 2024 1,157 1,642 Aquablation TURP Greenlight Enucle. Urolift Rezum © PROCEPT BioRobotics Corporation. All Rights Reserved. (1) Data provided by KCUC

21 Dr. Park Annual BPH Procedures1 Aquablation Doubled Annual Procedures Benefits of Aquablation Therapy Improve operational efficiencies to grow patient volumes Highly reproducible Superior safety outcomes for patients Average procedure time: • Aquablation – 45 min • Laser Enucleation Prostate (LEP) • 100g 60 to 90min • 150g 120min • 200g 150min Improved ergonomics & less stress 2 6 30 73 69 21 126 2021 2024 TURP MIST Enuc. Aquablation 101 226124% growth with no additional Operating Room Time © PROCEPT BioRobotics Corporation. All Rights Reserved. (1) Data provided by KCUC

22 More Objective Evaluation has Increased Conversion Rates 2020 Today IPSS Questionnaire Post-Void Residual Test Pressure-Flow Test Volume Study Cysto Evaluation (medical vs surgical) Increased My Surgical Conversion Rates from 10% to 25% © PROCEPT BioRobotics Corporation. All Rights Reserved.

23 Aquablation Therapy is Efficient 0 20 40 60 80 100 120 140 160 180 200 0 50 100 150 200 250 300 TR US In to C a th et er In (m in .) Prostate Size (mL) BPH Procedure Times Aquablation Procedure Time1 1Nguyen DD, et al. Operative time comparison of aquablation, greenlight PVP, ThuLEP, GreenLEP, and HoLEP. World J Urol. 2020 Dec;38(12):3227-3233. doi: 10.1007/s00345-020-03137-8. Epub 2020 Mar 2. 2 Data on file, PROCEPT BioRobotics 2 • Predictable operating time compared to other resective treatments1 • Able to stack more cases in same time as other modalities • Treats wide range of prostate sizes © PROCEPT BioRobotics Corporation. All Rights Reserved.

24 Efficiency Realized: Stacking Cases1 32 mins 40 mins 25 mins 28 mins 25 mins Prostate Size 127g 142g 126g 77g 104g 07:45 13:50 Procedure © PROCEPT BioRobotics Corporation. All Rights Reserved. (1) Data provided by KCUC

25 WATER IV PCa: Keys to Success Data Most Interested in Analyzing • Harm reduction • Patient response to treatment option between Active Surveillance & Robotic Prostatectomy What is a Good Clinical Outcome? • Low side effects • Low retreatment rate (i.e. salvage treatment) • No increased metastatic risk What will Drive Adoption? • Efficacy similar to Robotic Prostatectomy • Quality of Life improvement © PROCEPT BioRobotics Corporation. All Rights Reserved.

© PROCEPT BioRobotics Corporation. All Rights Reserved. Prostate Cancer Introduction SHAM SHIBLAQ Chief Commercial Officer Aquablation therapy for prostate cancer is investigational. Caution: Investigational Device, Limited by Federal (or United States) Law to Investigational Use. Rx Only.

27 Prostate Cancer in U.S. Low Risk Intermediate Risk High Risk 210,000 90,000 26% 50% 24% Localized Diagnoses by Risk2 Localized Non-Localized Annual Incidence1 1. American Cancer Society 2024; 2. Rasul et al CUAJ 2020 PROCEPT BioRobotics Corporation. All Rights Reserved 76% Low + Intermediate Risk >3 Million Men Living with Prostate Cancer in the U.S.1

28 Questions for low and intermediate prostate cancer patients How long am I willing to monitor the cancer progression? Question for most cancer patients When can I schedule the surgery? © PROCEPT BioRobotics Corporation. All Rights Reserved. PCa What am I willing to give up to treat the cancer?

GOAL: Avoid Cancer Progression & Safely Intervene Earlier

INITIAL DIAGNOSIS

intervention

risk	
risk	
risk	benefit
risk	benefit

Avoid Overtreatment

30%
Progression at first biopsy[1]

FIRST FOLLOW-UP

	benefit
risk	benefit
risk	benefit
risk	benefit
risk	benefit

Consider Intervention

60%
Eventually undergo radical therapy[2]

Most men who initiate active surveillance eventually undergo radical therapy, exposing them to life-altering side effects

1. Stavrinides et al Eur Urol 2020; 2. Hamdy et al N Eng J Med 2023

© PROCEPT BioRobotics Corporation. All Rights Reserved.

29

BPH

PRIORITIZE
Sexual Function & Continence

Symptom Relief

NON-RESECTIVE



Small (30-40mL)

Medium (40-80mL)

Large (80-150mL)

Extra Large (150mL+)

TURP & PVP

Min. Invasive Surgical Therapy

Enucleation & Simple Prostatectomy

PRIORITIZE
Symptom Relief

Sexual Function & Continence

RESECTIVE

GG1 **GG2** **GG3**



PRIORITIZE
Erectile Function & Continence

Cancer Control

ACTIVE SURVEILLANCE

Cancer Progression

Low Risk	Favorable Intermediate Risk	Unfavorable Intermediate Risk

Radiation Therapy & Radical Surgery

Active Surveillance

PRIORITIZE
Cancer Control

Erectile Function & Continence

RADICAL THERAPY

PROCEPT BioRobotics®

30

© PROCEPT BioRobotics Corporation. All Rights Reserved.

BPH

PRIORITIZE
Sexual Function & Continence

Symptom Relief

NON-RESECTIVE



Small (30-40mL) | **Medium** (40-80mL) | **Large** (80-150mL) | **Extra Large** (150mL+)

TURP & PVP

Min. Invasive Surgical Therapy

Enucleation & Simple Prostatectomy

PRIORITIZE
Symptom Relief

Sexual Function & Continence

RESECTIVE

PCa

PRIORITIZE
Erectile Function & Continence

Cancer Control

ACTIVE SURVEILLANCE



GG1
GG2
GG3

Cancer Progression

Low Risk | **Favorable Intermediate Risk** | **Unfavorable Intermediate Risk**

Radiation Therapy & Radical Surgery

Active Surveillance

PRIORITIZE
Cancer Control

Erectile Function & Continence

RADICAL THERAPY

PROCEPT BioRobotics®

© PROCEPT BioRobotics Corporation. All Rights Reserved.

31

32 Visible on MRI Not visible on MRI 1. Johnson et al Cancer 2019 Prostate cancer is not a focal disease… a focal treatment is not a viable option 40% of patients with GG2 cancer on one side of the prostate had unidentified GG2 cancer on the other side at final pathology1 © PROCEPT BioRobotics Corporation. All Rights Reserved.

33 Aquablation therapy for prostate cancer enables bulk tissue removal within the transition and peripheral zones Transition Zone: Obstructive tissue that causes BPH Peripheral Zone: Majority of cancer grows in this tissue © PROCEPT BioRobotics Corporation. All Rights Reserved.

Aquablation Therapy Prostate Cancer Summary

Today's Key Message

1. Prostate Cancer is a **multi-focal disease that requires a whole gland treatment**
2. Strong confidence in WATER IV **trial design assumptions**
3. Aquablation therapy can **treat the peripheral zone**
4. **60% of Active Surveillance** patients will undergo radical treatment in 10-15 years[1]

First Company Ever…

- To receive **FDA-IDE approval to enroll randomized trial** comparing surgical therapy vs. radical prostatectomy

AND

- To pursue a **specific treatment indication** for prostate cancer

1. Hamdy et al N Engl J Med 2023

© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

34

35 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred OneLine Health – Equity EditorAIpro - Equity Dr. Inderbir Gill Chairman of Urological Cancer Surgery at Keck School of Medicine of USC © PROCEPT BioRobotics Corporation. All Rights Reserved

Localized Prostate Cancer Risk Groups

NCCN Risk Group	PSA Level	Grade Group
Low Risk	< 10 ng/ml	1
Favorable Intermediate Risk	< 10 ng/ml	2
Unfavorable Intermediate Risk	10-20 ng/ml	3
High Risk	> 20 ng/ml	4 or 5

Risk Scale


Not Cancer
GG1
GG2
GG3
GG4
GG5

- Cancer grade is a measure of how mutated cells look under microscope
- The more mutated the cell, the more aggressive the cancer

36
© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

PCa Treatment Options are Determined by Risk Group[1]

Grade Group	GG1	GG2 - GG3	GG4 - GG5
Risk Group	LOW RISK	INTERMEDIATE	HIGH RISK
NCCN Guidelines	Active Surveillance		
		Radiation + Surgery	

1. www.nccn.org

© PROCEPT BioRobotics Corporation. All Rights Reserved.

37

PROCEPT BioRobotics®

Protect: UK Randomized Trial of Monitoring, Radiation & Surgery[1]

1,643 Randomized Patients


Radiotherapy, 545
Active Surveillance, 545
Prostatectomy, 553

Through 15 Years Follow-up…

- Prostatectomy nor radiotherapy reduced mortality **>1%** compared to surveillance
- **>60%** of the surveillance arm underwent radical treatment at some point

- **Active Surveillance delays, but does not completely avoid radical treatment**
- **Active Surveillance does not mean 'no treatment,' it means no treatment right now**

1. Hamdy et al N Engl J Med 2023

© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

38

39 Diagnostic Uncertainty of Prostate Cancer is Substantial Prostate Cancer is a Multi-Focal Disease1 1 More cancer is often found, making focal therapy less effective1 mpMRI Guided Biopsy is Best Diagnostic - But is Not Perfect 2 40% of unilaterally diagnosed GG2 is actually bilateral2 3 Surveillance studies show ~30% upgrade rate at first biopsy3 4 Focal studies for intermediate risk have consistent ~33% failure rate5-11 1. Iczkowski et al J Urol 2009 2. Adhoot et al NEJM 2020; 3. Johnson et al Cancer 2019. 4. Stavrinides et al Eur Urol 2020 5. Mortezavi et al J Urol 2019; 6. Abreu et al J Urol 2020; 7. Nahar et al J Urol 2020; 8. Ehadie et al 2022; 8. Wysock et al J Urol 2023: 9. Zhu et al E Urol Open 2023; 10. Dixon et al J Endo 2023; 11. Ajami et al Urol Oncol 2024 5 Diagnostic uncertainty supports whole-gland treatments, but they have high morbidity © PROCEPT BioRobotics Corporation. All Rights Reserved.

WATER IV: Aquablation vs. Prostatectomy


280 Patients
Localized Prostate Cancer
Grade Group (GG) 1-3
3:1 Randomization
Aquablation
N = 210
Prostatectomy
N = 70
6-Month Endpoint FDA Analysis
12-Month Key Secondary Endpoint
Ten Year Follow-up with Annual Comparative Analyses
Follow-up continues regardless of additional treatments
Year 10
Co-Primary Endpoints:
•Incontinence (pad use)
•Erectile Dysfunction
No GG* Progression:
•Biopsy based
•Aquablation arm only
Long term follow-up will will capture the expected true benefit of Aquablation: harm reduction when Aquablation is the first treatment as opposed to prostatectomy
Annual Secondary Endpoint Evaluations Compare:
• Time with incontinence and erectile dysfunction
• Quality of life changes
• Cancer progression rates
Follow-up continues regardless of additional treatments
Year 10

*Grade Groups quantify cancer cell aggressiveness based on how they look under a microscope:
- 1 = least aggressive
- 5 = most aggressive

© PROCEPT BioRobotics Corporation. All Rights Reserved.

40

© PROCEPT BioRobotics Corporation. All Rights Reserved. PRCT001 + PRCT002 Update BARRY TEMPLIN Chief Technology Officer Aquablation therapy for prostate cancer is investigational. Caution: Investigational Device, Limited by Federal (or United States) Law to Investigational Use. Rx Only.

42 Early Data from PRCT001 + PRCT002 n = 22 Grade Group 1-3 BPH + Prostate Cancer patients Enrollment still ongoing Protocol plan up to 125 PRCT001 Global Single Arm Grade Group 1-2 Prostate Cancer Patients Only Enrollment Complete PRCT002 IDE, U.S. Feasibility n = 66 88 Prostate Cancer Patients Treated 65 Patients with 3 mo follow up 47 Patients with 6 mo follow up © PROCEPT BioRobotics Corporation. All Rights Reserved. Data on file as of 15 Apr 2025

43 Age (years old) 67.1 ± 6.4 Region US 77% International 23% Grade-Group GG1 30% GG2 68% GG3 2% Patients with MR v isible lesion (≥PIRADS 3) 81% Percent Patients with IPSS ≥8 92% IPSS 16.3 ± 7.3 PRCT001 + PRCT002 Patient Demographics 70% Prostate Cancer Patients with Intermediate Risk Disease © PROCEPT BioRobotics Corporation. All Rights Reserved.

44 Prostate Vol. Avg (Max Size 133ml) 60.5 ± 25.3 Cancer Location (n=77) Transitional Zone 25% Peripheral Zone 56% Transitional + Peripheral Zone 20% Procedure Duration(min) 66.5 ± 27.8 LOS (days) 1.4 ± 1.1 Cath duration(days) 2.4 ± 2.0 Transfusion % 0.0% PRCT001 + PRCT002 Procedure Details 67 Min Average Procedure Time 76% Patients with cancer in the Peripheral Zone 0% Transfusion Rate Anatomy Details © PROCEPT BioRobotics Corporation. All Rights Reserved.

Radical Prostatectomy Reference Data

Comparisons rely on leading, peer-reviewed clinical research in the field of prostate cancer

① **PROTECT TRIAL**	❖ NEJM, 2016 Donovan, 2023 Hamdy ❖ Randomized AS, RP, radiation & followed for 15 years ❖ (n=1,643); GG1 = 76% GG2+ = 24% (pre mpMRI era)
② **French Association of Urology (AFU) Trial**	❖ European Urology, 2024 Ploussard ❖ Comparative (non-randomized) RP vs whole gland / subtotal HIFU ❖ (n=3,328); GG1 = 47% GG2+ = 53% (mpMRI era)
③ **Urinary & Sexual Impact of RP, TrueNTH**	❖ European Urology, 2024 Bridge ❖ Robotic RP (n=2,030) ❖ GG1 = 8% GG2+ = 92% (MRI mixed)
④ **Natural history of PSA after RP, UCSF**	❖ Prostate Cancer and Prostatic Diseases, 2023 Szymaniak ❖ RP (n=3,348) ❖ GG1 = 32% GG2+ = 68%

WATER IV PCa Trial Statistical Assumptions Derived from this Clinical Literature

45

© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

46 17.5 17.1 Baseline 6 months 12 months Aquablation PRCT001 + PRCT002 19.0 6.0 Baseline 6 months 12 months Radical Prostatectomy AFU STUDY2 16.0 4.1 5.5 0.0 5.0 10.0 15.0 20.0 25.0 Baseline 6 months 12 months Radical Prostatectomy PROTECT STUDY1 Erectile Function SH IM S co re 1. Donovon et al NEJM 2016; 2. Ploussard et al 2024 © PROCEPT BioRobotics Corporation. All Rights Reserved. Severe ED Moderate ED

47 3 8 Baseline 6 months 12 months Aquablation PRCT001 + PRCT002 4 35 Baseline 6 months 12 months Radical Prostatectomy TrueNTH2 2 46 26 0 10 20 30 40 50 Baseline 6 months 12 months Radical Prostatectomy PROTECT STUDY1 Urinary Incontinence % P ad U se 1. Donovon et al NEJM 2016; 2. Bridge et al Eur Urol Open Sci 2024 © PROCEPT BioRobotics Corporation. All Rights Reserved.

48 Freedom from Upgrading in MRI era Active Surveillance UCL London 2 Case Western 1  European Urology, 2020 Donavan, 2023 Stavrinides  mpMRI Era Active Surveillance  (n=672); GG1 = 82% GG2+ = 18% (mpMRI era)  CAUJ, 2022 Omil-Lima  mpMRI Era Active Surveillance  (n=121); GG1 = 90% GG2+ = 10% (mpMRI era) © PROCEPT BioRobotics Corporation. All Rights Reserved.

49 Freedom from Upgrading while on Active Surveillance 1, Omil-Lima et al CUAJ 2022; 2, Stavrinides et al Eur Urol 2020 © PROCEPT BioRobotics Corporation. All Rights Reserved. Men not treated immediately with radical therapy can remain radical treatment free in absence of progression In contemporary mpMRI era Active Surveillance datasets, the upgrade rate is 30-46%1,2 The lower upgrade rate represents a halting of disease progression by Aquablation Therapy 30 46 10 0 10 20 30 40 50 UCL AS Case Western AS Aquablation GG Upgrade Risk at First Biopsy

Freedom from Additional (Salvage) Treatment vs Prostatectomy



Radical Prostatectomy
UCSF[1]
Radical Prostatectomy
AFU STUDY[2]
Aquablation
PRCT001 + PRCT002
Freedom from Salvage (%)
100
80
60
40
20
0
97
94
9 mo.
12 mo.
98
96
94
93
3 mo.
6 mo.
9 mo.
12 mo.
100
100
3 mo.
6 mo.

No Prostate Cancer Treatment is Guaranteed One & Done

1. Szymaniak et al 2023; 2. Ploussard et al 2024

© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

50

51 Preliminary 6-month data shows encouraging progress towards achieving goals Stop or delay progression of cancer Reduce rates of unnecessary morbidity Greater confidence in WATER IV trial design assumptions © PROCEPT BioRobotics Corporation. All Rights Reserved.

52 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation PROCEPT BioRobotics – advisor and speaker Pfizer - speaker GoPath diagnostics - advisor Blue Earth Diagnostics - investigator Clarity – investigator and speaker Dr. Brian Helfand Division Chief of Urology, Endeavor Health System © PROCEPT BioRobotics Corporation. All Rights Reserved

Executive Summary



Does Not Spread Cancer
Highlight clinical data presented to FDA to remove contraindication for BPH

Targets Cancer in Peripheral Zone
Demonstrate treatment plan to target lesions in the peripheral zone

Superior Safety Profile
Aquablation therapy significantly improves patients' quality of life

Significantly Slows Cancer Progression
5-year data comparing Aquablation therapy to Active Surveillance[1]

1. Northshore Single Center Aquablation Data

© PROCEPT BioRobotics Corporation. All Rights Reserved.

PROCEPT BioRobotics®

53

54 Prostate Cancer is a Not A Focal Disease MISCONCEPTION Aquablation Therapy is Focal Therapy… Aquablation Therapy results in a Near Total Resection of the prostate 1 Waterjet has access to Transitional & Peripheral Zone 2 Ability to resect >95% of all prostate tissue 3 Near Total Resection preserves prostate capsule, resulting in better safety outcomes 40% of Significant Cancers are Underestimated by MRI1 © PROCEPT BioRobotics Corporation. All Rights Reserved. 1. Johnson et al Cancer 2019

55 Northshore Single Center Aquablation Data1 Group 3 Prostate Cancer Only (Active Surveillance) n= 914 Group 1 BPH Only n= 487 Group 2 BPH + Prostate Cancer n= 53 Is there a difference in BPH symptom improvement Group 2 BPH + Prostate Cancer n= 53 VS. VS. Is there a difference in cancer control © PROCEPT BioRobotics Corporation. All Rights Reserved. 1. Northshore Single Center Aquablation Data

56 Patient Demographics by Cohort1 Men with BPH, BPH+PCa, or PCa only share many similar characteristics © PROCEPT BioRobotics Corporation. All Rights Reserved. Group 1 Group 2 Group 3 Patients BPH Only BPH + PCa PCa Only Sample n=487 n=53 n=914 Age (Years) 69.2 ± 7.8 70.6 ± 6.8 64.4 ± 7.3 PSA (ng/ml) 5.3 ± 5.4 8.0 ± 8.1 5.5 ± 3.3 Prostate Health Index (PHI) 31.5 ± 15.4 46.3 ± 16.0 45.0 ± 21.4 Grade Group 1 (%) 0 (0) 53 (100) 914 (100) Prostate Volume (cc) 103.9± 58.6 102.2± 48.9 44.2± 23.1 IPSS 18.8 ± 7.6 17.8 ± 7.2 7.5 ± 6.3 IPSS QoL 4.2 ± 1.3 3.7 ± 1.1 1.6 ± 1.4 1. Northshore Single Center Aquablation Data

57 BPH vs BPH+PCa – Symptom Relief and Flow Rate1 IPSS IPSS QoL Max Flow Rate (ml/sec) 18.8 10.9 7.7 17.8 8.7 7.3 Baseline 6 weeks 6 months BPH Only BPH + Pca 4.2 2.4 2.0 3.7 1.9 1.2 Baseline 6 weeks 6 months BPH Only BPH + Pca 5.1 17.0 4.5 16.2 PreOp PostOp BPH Only BPH + Pca BPH Efficacy Outcomes Similar Across Cohorts © PROCEPT BioRobotics Corporation. All Rights Reserved. 1. Northshore Single Center Aquablation Data

CTC Research Shows No Link to Prostate Cancer Spread

CTC Shedding & Metastasis

- Most tumor cells **die within 1-2.5 hours** due to immune attack & mechanical stress
- **Persistent (not transient) shedding increases cumulative probability** of metastasis

Shredding Patterns: *Tumor vs Surgery*

- Ongoing tumor shedding = **sustained CTC exposure** over time / decades
- Surgical manipulation (e.g. Aquablation, RP, Biopsy) = only **transient CTC spike**
- **Transient exposure** from surgery is less dangerous than long-term shedding

CTC Study post RP by Eschwedge et al.

- Studied **155 prostate cancer patients** (N0, M0) undergoing radical prostatectomy
- **Pre-operative CTCs** found in **57 patients** – all showed CTCs intra-operatively
- Presence of **pre-operative CTCs** = higher recurrence risk
- **Treatment-induced CTC spike without preoperative CTCs = not linked to recurrence**

Published: No CTC change following Aquablation measured at postop day 2 and day 7 compared to baseline[1]

1. Teoh et al Urology 2025

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Aquablation Significantly Slows the Progression of Cancer[1]



GG Progression Free Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
1
2
3
4
5
Years
Logrank p <.0001
82%
52%
Aquablation
Active Surveillance

By removing a moderate amount of prostate tissue, Aquablation delayed the natural progression of cancer

30%

Progression avoidance at 5 years

1. Northshore Single Center Aquablation Data

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60 Normal BPH Case: Significant Volume Reduction Baseline Post-Op Transverse View Sagittal View WATER III data demonstrated Aquablation reduces prostate volume by ~50% © PROCEPT BioRobotics Corporation. All Rights Reserved.

Procedure Evolution to Aquablation for Prostate Cancer

Baseline


Transitional
Zone
Peripheral Zone

- Baseline transverse image at mid prostate

Aquablation BPH


Transitional
Zone
Peripheral Zone

- Removed obstructive tissue
- Expected tissue sloughing
- **~50% volume reduction at imaging 3-month follow-up**

Aquablation Cancer


Transitional
Zone
Peripheral Zone

- **Removes TZ & PZ**
- Capsule sparing
- **Aims to remove >95% of tissue**

61

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62 Surgical Treatment Planning and Execution Baseline MRI TRUS Pass 1 Pass 2 Pass 3 Loop removal of residual / remnant tissue Optimized to Access Peripheral Zone © PROCEPT BioRobotics Corporation. All Rights Reserved.

Surgical Case Knowledge

Baseline 3D MRI

Baseline TRUS

Transverse


Lesions



Sagittal


Lesions



1. **Surgeon prepares case with insight into lesion location based on MRI & biopsy results**
2. **Standard BPH procedures will utilize 2 passes without changing mid prostate angle**
3. **Current prostate cancer technique will utilize 3-4 passes AND modify angle with each pass**

63

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64 Treatment Pass #1: Anterior Tissue Focus Transverse View Sagittal View © PROCEPT BioRobotics Corporation. All Rights Reserved.

65 Treatment Pass #2: Posterior Tissue Focus Transverse View Sagittal View © PROCEPT BioRobotics Corporation. All Rights Reserved.

66 Treatment Pass #3: Further Waterjet Debulking Transverse View Sagittal View © PROCEPT BioRobotics Corporation. All Rights Reserved.

67 Final Result: Goal to Remove All Tissue to Capsule Transverse View Sagittal View FBNC to achieve hemostasis in Sagittal Ultrasound - just like BPH case Under Transverse Ultrasound guidance - remove & resect any residual tissue © PROCEPT BioRobotics Corporation. All Rights Reserved. 1 2

Summary Conclusions

1 Cancer Spread Non-Issue

Decades of CTC Research Have Not Proven a Causal Link to Metastasis

2 Reduced GG Progression

Compelling 5-year data by removing tissue has significant impact on Grade Group progression

3 Procedural Evolution

Under image-guidance, Aquablation has potential to change treatment landscape for prostate cancer

4 Peripheral Zone Access

More aggressive treatment planning removes >95% of tissue

WATER IV ▶ **Designed to provide additional evidence to support Aquablation for men with localized prostate cancer**

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© PROCEPT BioRobotics Corporation. All Rights Reserved. Closing Statements

70 Procept BioRobotics Built on Level 1 Clinical Data

71 Procept BioRobotics Built on Level 1 Clinical DataLEGACY PROBLEM Resective Procedures Sacrifice Safety for Efficacy BPH TURP Historical Gold Standard for BPH Surgery 3.3 8.4 18.6 32.3 52.5 2021 2022 2023 2024 2025 U.S. HP Sold (000) < 20% Procedural Market Share in 20252 (1) 2025 financial guidance issued on April 24, 2025 (2) Carevoyance, Definitive Healthcare, AcuityMD Aquablation vs TURP (FDA Randomized) • Superior Safety • Similar Efficacy 1

72 Procept BioRobotics Built on Level 1 Clinical DataLEGACY PROBLEM Resective Procedures Sacrifice Safety for Efficacy BPH TURP Historical Gold Standard for BPH Surgery 3.3 8.4 18.6 32.3 52.5 2021 2022 2023 2024 2025 U.S. HP Sold (000) < 20% Procedural Market Share in 20252 (1) 2025 financial guidance issued on April 24, 2025 (2) Carevoyance, Definitive Healthcare, AcuityMD Aquablation vs TURP (FDA Randomized) • Superior Safety • Similar Efficacy 1 LEGACY PROBLEM No PCa treatment maximizes both safety & efficacy Prostate Cancer Radical Prostatectomy Current Gold Standar for Pr state Cancer Surgery Aquablation vs Radical Prostatectomy (FDA Randomized) 1 GOAL: Provide men with front line treatment option for localized prostate cancer WATER IV PCA

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